EXHIBIT 10.15

                      AMENDMENT TO THE PURCHASE AGREEMENT
                                 BY AND BETWEEN
                  DUNCAN HILL COMPANY LTD. AND KIDS STUF, INC.


        This Addendum is entered into effective as of June 30, 1996 by and between DUNCAN HILL COMPANY LTD., an Ohio corporation, 4450 Be4lden Village Street, N.W., Suite 406, Canton, Ohio 44718 and KIDS STUFF, INC., a Delaware corporation, 4450 Belcden Village Street, N.W., Suite 406, Canton, Ohio 44718.

                                   RECITALS:

        WHEREAS, Duncan Hill Company Ltd. (Seller) had entered into an Asset Purchase Agreement with Kids Stuff, Inc. (Buyer) whereby seller agreed to sell and Buyer agreed to buy the Perfectly Safe and Jeannie's Lids Clubcatalog businessses from Perfectly Safe, Inc. consisting of the entirety of Perfectly Safe, Inc. Inc.'s assets and liabilities as well as certain other assets of Duncan Hill used to perform telemarketing, order fulfillment, data processing and administrative functions; and

        WHEREAS, the schedule of assets attached to the Asset Purchase Agreement only reflected balance sheet assets, some of which were eliminated after the receipt of comments from the Securities and Exchange commission accounting staff.

        WHEREAS, the parties desire to modify said Asset Purchase Agreement as follows:

        WHEREFOR the parties agree to modify said Asset Purchase Agreement as follows:

        1. Seller and Buyer hereby agree that the schedule of assets attached to the Asset Purchase Agreement is modified by deletion of the original Exhibit A and substitution of the Schedule A, attached hereto

        IN WITNESS WHEREOF, the parties hereto have signed this instrument.


                      DUNCAN HILL CO., LTD


                      By:  /s/ WILLIAM L. MILLER, PRESIDENT
                           --------------------------------
                           William L. Miller, President


                      KIDS STUFF, INC.


                      By:  /s/ WILLIAM L. MILLER, CHIEF EXECUTIVE OFFICER
                           ----------------------------------------------
                           William L. Miller, Chief Executive Officer

                                   SCHEDULE A


EXHIBIT A - Schedule of Assets

Inventories

Prepaid assets and deposits

Receivable from affiliates

Data processing equipment including, without limitation, computers, modems, monitors, EDP Software, Zircon Software, miscellaneous computer parts and accessories

Machinery and equipment, including, without limitation, telephones, fork lift, racks, storage equipment, and headsets

Furniture and fixtures, including without limitation, desks, chairs, partitions, executive desk, timeclock, tables, office furniture shelves, and lockers

The Perfectly Safe and Jeannie's Kids Club Catalogs and all of the assets associated with other development and production

Customer list

Development and catalogue costs

Goodwill

Intellectual property, including trade names and trademarks

Cash

Any other assets used in the business of Perfectly safe, Inc.